UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ADVANCED SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Draft – Inbound Solicitation Script

Prudential Annuities – Advanced Series Trust

Meeting Date: June 11, 2015

Toll Free Number: 855-601-2246

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for Advanced Series Trust. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

Voting:

“Your Fund’s Board of Trustees recommends you vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the Board for all of your accounts?

Thank you, the process will only take a few moments. I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read city, state, and zip code>.

To ensure we have the correct street address for the confirmation, please state your street address.

Are you authorized to vote on all shares in all funds in all accounts? (Should have already identified shares s/he is authorized to vote)

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 855-601-2246.

Again, my name is <Agent Name>, a proxy voting specialist on behalf of the Advanced Series Trust. Today’s date is <Date> and the time is <Time> (am/pm) Eastern Time.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If not received/Requesting material to be re-mailed:

“I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone”. <Pause for response>

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After review, ask them if they would like to vote now over the phone:

“Your Funds Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?”

If they don’t want proposals reviewed:

“I can resend the materials to you. Can you please verify your full mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-601-2246, , via the internet by going to www.proxyvote.com or in person at the Special Meeting of Shareholders on June 11, 2015 at 10:00 a.m. at the offices of the Trust located at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ.”

If Not Interested:

“(Use rebuttal) I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your voting instruction card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.”

If Has Business Unit Specific Question:

If shareholder has a question about their specific contract/policy please refer provide them with the Business Unit specific toll free number. “For the Annuity Service Center please call 800-752-6342/ For the Individual Life Service Center please call 800-778-2255/ For your Group Life policy, please contact your broker/For the Retirement Service Center please call 877-778-2100. Thank you again for your time today, and have a wonderful day/evening.”

If Unhappy with the Response Provided to a Proxy Related Question:

“I am sorry for the inconvenience, you call is very important to us. To better assist you, can you please provide your name and contact phone number and a Prudential Financial representative will return your call within 24 hours.”

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 10:00 PM Eastern Time. Thank you.”

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INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions, please contact your Financial Advisor. Thank you and have a nice day.”

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Draft - Outbound Solicitation Script

Prudential Annuities – Advanced Series Trust

Meeting Date: June 11, 2015

Toll Free Number: 855-601-2246

Outbound Greeting:

“Hello is Mr. /Ms.                      available please?

Hi Mr. /Ms                     , my name is <Agent Name> and I am calling on behalf of the Advanced Series Trust on a recorded line. Recently we sent you proxy materials for the Special Meeting of Shareholders to be held on June 11, 2015 and have not received your proxy. We would like to have your vote, and if you are in a position to vote today I can take your vote via telephone.

Before I record your vote, would you like me to review the proposals with you?”

If review is requested:

“You are being asked to review and approve

1. Elect the Board of Trustees of the Trust (“Board”);

AND (depending on shares owned)

2. Approve an amended Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).

AND/OR (depending on shares owned)

3. Approve a policy to permit the Trust’s investment managers to enter into or make material changes to Portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval.

Voting:

“Your Fund’s Board of Trustees recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the board?

The process will only take a few moments.

For the record, would you please state your full name and full mailing address?

Are you authorized to vote on all shares in all funds in all accounts? (Should have already identified shares s/he is authorized to vote)

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Again, my name is <Agent Name>, a proxy voting specialist on behalf of the Advanced Series Trust. Today’s date is <Date> and the time is <Time> (am/pm) Eastern Time.

Mr. / Ms.                     , I have recorded your vote [FOR/AGAINST/ABSTAIN] for all of your shares in the Advanced Series Trust and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling toll free at 855-601-2246. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Thank you very much for your participation and have a great day/evening.”

If Unsure of voting or does not want to vote along with the recommendation of the Board:

“Would you like me to review the proposals with you?” (Use verbiage above to review) (After review, ask them if they would like to vote now over the phone)

If Not Received/Requesting material to be re-mailed:

“I can resend the materials to you. Can you please verify your full mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, enter the email address in the notes and read it back phonetically to the shareholder)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 855-601-2246, or in person at the Special Meeting of Shareholders on June 11, 2015 at 10 a.m. at the offices of the Advanced Series Trust located at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ.”

If Not Interested:

“(Use rebuttal) I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.”

ANSWERING MACHINE MESSAGE:

“Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Advanced Series Trust. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on June 11, 2015.

Your participation is very important. To vote over the telephone, call toll-free at 1-855-601-2246 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Voting is very important to the future of your investment option and takes just a few moments.

Thank you for your prompt attention to this matter.”

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AUTOMATED ANSWERING MACHINE MESSAGE:

“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Advanced Series Trust. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on June 11, 2015.

Your participation is very important. To vote over the telephone, call toll-free at 1-855-601-2246and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Voting is very important to the future of your investment option and takes just a few moments.

Thank you for your prompt attention to this matter.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your Advanced Series Trust accounts, please contact your Financial Advisor. “

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